--------------------------------------------------------------------------------


                                Morgan Funshares,
                                      Inc.


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                                Semi-Annual Report
                                  June 30, 2002


--------------------------------------------------------------------------------

To Our Shareholders:

Our basic philosophy at Morgan Funshares is to own stocks in well know companies making habit forming commodities. It has been our thought to stick with this philosophy through both good and bad times. The stock market has not been very good so far this year and our fund has suffered along with the market. Our only consolation is that we are down less than the S & P 500 Index for the year.

We remain confident in our philosophy of buying good companies and holding them for the long term. Therefore, our policy of buy and hold is still in effect. And, you will notice that the turnover ratio, which had always been low, is zero for year to date.

If any shareholder would like to submit a company for our consideration as our next purchase, we would be delighted to hear from you.

Best regards,

/s/Burton D. Morgan
Burton D. Morgan

================================================================================
 MORGAN FUNSHARES
================================================================================
                                                         Schedule of Investments
                                                       June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                   Market Value             % of Assets
--------------------------------------------------------------------------------
 Beverage Alcoholic
            12,000 Anheuser Busch Cos, Inc.     600,000                7.65%
                                                -------

 Beverage Non-Alcoholic
             8,000 Coca Cola Co.                448,000
            10,000 PepsiCo, Inc.                482,000
                                                -------
                                                930,000               11.86%
 Computer Services
            30,000 AOL Time Warner, Inc.*       441,300                5.63%
                                                -------

 Consumer Products -Retail
             4,000 Eastman Kodak Co.            116,680                1.49%
                                                -------

 Consumer Products -Paper
             8,000 Kimberly Clark Corp.         496,000                6.32%
                                                -------

 Consumer Products -Food
             6,400 McDonald's Corp.             182,080
                50 J.M. Smucker Company           1,707
            10,000 Wm. Wrigley Jr. Co.          553,500
                                                -------
                                                737,287                9.39%
 Drugs & Toiletries
             4,000 Pfizer, Inc.                 140,000
             2,500 Proctor & Gamble Co.         223,250
                                                -------
                                                363,250                4.63%
 Electronic Semiconductor
             4,500 Intel Corp.                   82,215                1.05%
                                                 ------

 Entertainment
             5,000 Harrah's Entertainment,
                     Inc.*                      221,750
             8,000 Vivendi Universal (a)        172,000
             9,000 Walt Disney Co.              170,100
                                                -------
                                                563,850                7.19%
 Gaming
            10,000 International Game
                     Technology*                567,000                7.23%
                                                -------


(a) American Depository Receipts
* Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

================================================================================
 MORGAN FUNSHARES
================================================================================
                                                         Schedule of Investments
                                                       June 30, 2002 (Unaudited)
                                                                     (Continued)
--------------------------------------------------------------------------------
 Shares/Principal Amount                   Market Value             % of Assets
--------------------------------------------------------------------------------


 Healthcare Products
            12,000 Bristol Myers Squibb Co.     308,400
             8,000 Gillette Co.                 270,960
            24,000 Johnson & Johnson          1,254,240
                                              ---------
                                              1,833,600               23.37%
 Medical Equipment & Supplies
             1,200 Zimmer Holdings, Inc.*        42,792                0.54%
                                                 ------

 Tobacco
            15,000 Phillip Morris Companies
                     Inc.                       655,200
             2,000 RJ Reynolds Tobacco
                     Holdings                   107,500
                                                -------
                                                762,700                9.72%

 Total Common Stocks (Cost $3,485,230)        7,536,674               96.07%
                                              ---------

 Cash Equivalents
           251,905  Fountain Square Reserves
                   (Cost $251,905)              251,905                3.21%
                                                -------

                   Total Investments
                     (Cost $3,737,135)        7,788,579               99.28%

                   Liabilities in Excess of
                     Other Assets                56,099                0.72%
                                                 ------

                   Net Assets                 7,844,678              100.00%
                                              =========


(a) American Depository Receipts
* Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

================================================================================
MORGAN FUNSHARES
================================================================================
Statement of Assets and Liabilities
     June 30, 2002 (Unaudited)

Assets:
     Investment Securities at Market Value                    $ 7,788,579
          (Identified Cost $3,737,135)
     Dividends and Interest Receivable                             16,678
     Prepaid Expenses                                              20,292
     Receivable from Advisor                                       28,958
                                                                   ------
               Total Assets                                     7,854,507
Liabilities
     Payables:
          Accrued Expenses                                          9,829
                                                                    -----
               Total Liabilities                                    9,829

Net Assets                                                    $ 7,844,678
                                                              ===========
Net Assets Consist of:
     Capital Paid In                                            3,802,445
     Accumulated Undistributed Net Investment Income               (9,221)
     Accumulated Undistributed Realized Gain (Loss) on
       Investments - Net                                               10
     Unrealized Appreciation in Value of Investments
       Based on Identified Cost - Net                           4,051,444
                                                                ---------
Net Assets, for 1,175,990 Shares Outstanding                  $ 7,844,678
                                                              ===========
Net Asset Value and Redemption Price
     Per Share ($7,844,678/1,175,990 shares)                       $ 6.67





    The accompanying notes are an integral part of the financial statements.

================================================================================
MORGAN FUNSHARES
================================================================================
 Statement of Operations
         For the six months ending June 30, 2002 (Unaudited)

Investment Income:
     Dividends                                                 $ 69,216
     Interest                                                     9,976
                                                                  -----
          Total Investment Income                                79,192
Expenses
     Management Fees (Note 2)                                    37,510
     Legal Fees                                                  42,082
     Accounting & Pricing Fees                                   23,444
     Printing & Other Miscellaneous Expenses                      7,334
     Audit Fees                                                   6,504
     Custodial Fees/Transfer Agent Fees                           4,053
     Registration Fees                                            2,115
     Trustees' Fees                                                 529
                                                                    ---
          Total Expenses Before Reimbursement                   123,571
     Reimbursement from Advisor                                 (35,158)
          Total Expenses After Reimbursement                     88,413

Net Investment Loss                                              (9,221)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                              -
     Unrealized Gain (Loss) from Appreciation
       (Depreciation) on Investments                         (1,230,372)
                                                             -----------
Net Realized and Unrealized Gain (Loss) on Investments       (1,230,372)
                                                             -----------

Net Increase (Decrease) in Net Assets from Operations       $(1,239,593)
                                                            ============



    The accompanying notes are an integral part of the financial statements.

================================================================================
MORGAN FUNSHARES
================================================================================
Statement of Changes in Net Assets (Unaudited)
                                                     1/1/2002         1/1/2001
                                                        to               to
                                                    6/30/2002       12/31/2001
                                                    ---------       ----------
From Operations:
     Net Investment Loss                            $ (9,221)       $ (37,991)
     Net Realized Gain (Loss) on Investments               0           68,811
     Net Unrealized Appreciation (Depreciation)   (1,230,372)        (520,713)
                                                  -----------        ---------
     Increase (Decrease) in Net Assets from
       Operations                                 (1,239,593)        (489,893)

From Distributions to Shareholders
     Net Investment Income                                 0                0
     Net Realized Gain from Security Transactions          0          (43,536)
                                                          --          --------
     Total from Distributions                              0          (43,536)

From Capital Share Transactions:
     Proceeds From Sale of  Shares                         0                0
     Reinvestment of Dividends                             0                0
     Cost of  Shares Redeemed                              0                0
                                                          --               --
                                                           0                0

Net Increase/(Decrease) in Net Assets             (1,239,593)        (533,429)
                                                  -----------        ---------

Net Assets at Beginning of Period                  9,084,271        9,617,700
                                                   ---------        ---------
Net Assets at End of Period                      $ 7,844,678      $ 9,084,271
                                                 ===========      ===========



    The accompanying notes are an integral part of the financial statements.

================================================================================
MORGAN FUNSHARES
================================================================================
Financial Highlights (Unaudited)
Selected data for a share of common stock
    outstanding throughout the period:
                            1/1/2002   1/1/2001   1/1/2000   1/1/1999   1/1/1998
                               to        to         to         to         to
                           6/30/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
                           --------- ---------- ---------- ---------- ----------
Net Asset Value -
     Beginning of Period     $7.72     $8.18     $7.35      $7.71     $6.49
Net Investment Income (Loss) (0.01)    (0.03)    (0.04)     (0.04)    (0.03)
Net Gains or (Losses) on
  Securities (realized and
  unrealized)                (1.04)    (0.39)     0.87      (0.32)     1.25
                             ------   ------      ----      ------     ----
Total from Investment
  Operations                 (1.05)    (0.42)     0.83      (0.36)     1.22

Distributions (from net
  investment income)          0.00      0.00      0.00       0.00      0.00
Distributions (from capital
  gains)                      0.00     (0.04)     0.00       0.00      0.00
                              ----     ------     ----       ----      ----
     Total Distributions      0.00     (0.04)     0.00       0.00      0.00
Net Asset Value -
     End of Period           $6.67     $7.72     $8.18      $7.35     $7.71

Total Return *              (14.05)%   (5.13)%   11.29 %    (4.67)%   18.80 %
Ratios/Supplemental Data
Net Assets - End of Period
  (Thousands)                7,845     9,084     9,618      8,648     9,072
   Ratio of Expenses to Average
     Net Assets (before
     reimbursements)          2.80%**   1.98%     2.22%      1.98%     2.43%
   Ratio of Expenses to Average
     Net Assets (after
     reimbursements)          2.00%**   1.98%     2.00%      1.98%     2.00%
   Ratio of Net Income to Average
     Net Assets(before
     reimbursements)         (1.01)%** (0.41)%   (0.74)%    (0.51)%   (0.86)%
   Ratio of Net Income to Average
     Net Assets(after
     reimbursements)         (0.21)%** (0.41)%   (0.53)%    (0.51)%   (0.43)%
Portfolio Turnover Rate       0.00%     4.08%     9.05%      0.00%     0.00%

* The total return figures calculated above assume that a shareholder receives their dividends in cash. The per share dividend amount(s), received by the shareholder, during the relevant time periods are added to the ending NAV to calculate the total return figures.

**   Annualized

The Semi Annual Report from June 30, 2001 contained an error.
It previously stated the Financial Highlights item of Total From Investment Operations on June 30, 2001 was $8.03 when it was actually ($.15).


    The accompanying notes are an integral part of the financial statements.

================================================================================
MORGAN FUNSHARES
================================================================================

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 2002 (UNAUDITED)


1.   Significant Accounting Policies

     Morgan FunShares, Inc., (The Fund) is a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer non-durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation:

     The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Other:

     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid-in-capital.

2.   Investment Advisory Agreement

     The Fund has entered into an investment advisory agreement with Burton D. Morgan. Burton D. Morgan is a director and shareholder of the fund. The Investment Advisor received from the Fund as compensation for his services to the Fund an annual fee of .80% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000 for the period from January 1, 2001 through February 28, 2001. Effective March 1, 2001 the investment advisory agreement was amended, whereas, the Fund pays the Investment Advisor an annual fee of 0.80% of the average annual value of the Fund's net assets. The Investment Advisor will reimburse the Fund for any management fees which cause the total expenses to exceed 2% of average net assets. The

================================================================================
MORGAN FUNSHARES
================================================================================

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 2002 (UNAUDITED)

     Advisor was paid $37,510 during the year ended June 30, 2002. The Advisor will not receive any fees until the $28,958, the amount due from Advisor, has been reduced to zero through an offset against future Advisory fees.

3.   Related Party Transactions

     Certain officers and/or directors of the Fund are officers of Fifth Third Bank. Fifth Third Bank provides transfer agency and custody services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Fifth Third Securities, Inc. is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Fifth Third Securities, Inc. effected substantially all of the investment portfolio transactions for the Fund for the six months ended June 30, 2002. For this service, Fifth Third Securities, Inc. received no commissions as of June 30, 2002.

4.   Capital Stock and Distribution

     At June 30, 2002, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,802,445. Transactions in common stock were as follows:


                  Shares sold                                 0
                  Shares retired                              0
                                                             --
                  Net Increase                                0
                  Shares Outstanding:
                      Beginning of Period             1,175,990
                                                      ---------
                      End of Period                   1,175,990
                                                      =========

     Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   Purchases and Sales of Securities

     There were no purchases or sales of non U.S. government obligations and U.S. government obligations during the six months ended June 30, 2002.

6.   Ownership-Control

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Investment Company Act of 1940. As of December 31, 2001, Burt D. Morgan and family members beneficially owned 47.2% of the Fund and Cede & Co. held 43.9% of the Fund in an omnibus account for the benefit of others.

7.   Security Transactions

     For Federal income tax purposes, the cost of investments owned at December 31, 2001 was the same as identified cost.

     At June 30, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

          Appreciation     (Depreciation)      Net Appreciation (Depreciation)
          ------------     --------------      -------------------------------
           4,373,648         (322,204)                   4,051,444

     The Semi Annual Report from June 30, 2001 contained an error. The Notes to Financial Statements previously stated that the Net Appreciation
     (Depreciation) of Investments was ($5,653,278) when it actually was $5,653,278.

                             Morgan Funshares, Inc.
            1404 East Ninth Street, 6th Floor, Cleveland, Ohio 44114
                                 (216) 274-5388

                               Investment Advisor
                                Burton D. Morgan
                           10 West Streetsboro Street
                               Hudson, Ohio 44236

                               Board of Directors
                              William A. Dougherty
                                J. Martin Erbaugh
                               William H. Fellows
                                James M. Hojnacki
                                  John P. Laird
                                Burton D. Morgan
                                James C. Onorato
                                Robert F. Pincus

                                    Officers
                           Burton D. Morgan, Chairman
                           Robert F. Pincus, President
                        James C. Onorato, Vice-President
                        Catherine Kantorowski, Secretary

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263


                                 Transfer Agent
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263

                                  Legal Counsel
                        Buckingham, Doolittle & Burroughs
                              50 South Main Street
                                  P.O. Box 1500
                                Akron, Ohio 44309

                                     Auditor
                         McCurdy & Associates CPA's Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145

   This report is provided for the general information of the shareholders of
     Morgan Funshares, Inc. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.